UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2008
TEKELEC
(Exact name of registrant as specified in its charter)

California	000-15135	95-2746131

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina	27560

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 460-5500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	1

Item 9.01 Financial Statements and Exhibits	2

Exhibit 3.1

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (d) Effective as of August 15, 2008, the Board of Directors (the “Board”) of Tekelec (the “Company”) appointed David R. Laube as an additional member of the Board. The Company currently expects that Mr. Laube will also be appointed to serve as a member of the Audit and Nominating and Corporate Governance Committees of the Board. In connection with the election of Mr. Laube, the Board approved an amendment to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), to increase the size of the Board from eight to nine directors. Additional information regarding the amendment to the Company’s Bylaws is provided in Item 5.03 of this Current Report on Form 8-K (this “Form 8-K”).
     Mr. Laube and the Company have also entered into the Company’s standard form of Indemnification Agreement for its directors and executive officers. The form of Indemnification Agreement was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on August 8, 2005.
     There were no arrangements or understandings between Mr. Laube and any other persons pursuant to which he was selected as a director of the Company. There are no related party transactions between the Company and Mr. Laube that are required to be disclosed under Item 404(a) of Regulation S-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 15, 2008, the Board approved an amendment, effective immediately, to Section 3.2 of Article III of the Company’s Bylaws to increase the size of the Board from eight to nine directors.
     A copy of the Company’s Bylaws, including the amendment approved by the Board on August 15, 2008, is included as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
          The following Exhibit 3.1 is filed as part of this Form 8-K:

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Tekelec, as amended

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: August 20, 2008	By:	/s/ Franco Plastina
Franco Plastina
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Tekelec, as amended

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